                                                                   Exhibit 10.20



                                   EXHIBIT FF

                       AT&T TRADEMARK AND PATENT AGREEMENT



                  THIS AT&T TRADEMARK AND PATENT AGREEMENT ("Agreement") is being entered into as of July 31, 1996 by and between AT&T CORP., a corporation of the State of New York ("AT&T"), AT&T PARADYNE CORPORATION, a corporation of the State of Delaware ("PARADYNE"), and CAP ACQUISITION CORP., a corporation of the State of Delaware ("CAPCo"), and is Exhibit FF to the Purchase Agreement ("Purchase Agreement") dated June 18, 1996 between PARADYNE, CAPCo, LUCENT TECHNOLOGIES, INC., a corporation of the State of Delaware ("LUCENT"), PARADYNE PARTNERS, L.P., a Delaware limited partnership, PARADYNE ACQUISITION CORP., a Delaware limited partnership ("BUYER"), RENTAL ACQUISITION CORP., a corporation of the State of Delaware, and LEASE ACQUISITION CORP., a corporation of the State of Delaware.

                  WHEREAS, LUCENT, a majority-owned subsidiary of AT&T; has agreed to sell and BUYER has agreed to buy PARADYNE pursuant to the Purchase Agreement; and

                  WHEREAS, the Purchase Agreement provides for an AT&T Trademark and Patent Agreement between the parties hereto;

                  NOW, THEREFORE, it is hereby agreed by the parties:

                                    ARTICLE 1

                                   Definitions

                  Capitalized terms without definition in this Agreement shall have the meanings assigned to them in the Purchase Agreement. As used herein, the following terms have the following meanings:

                  1.1 "AT&T's Patents" shall mean every Patent as defined below in Section 1.4, (including, without limitation, utility models, design patents and design registrations) issued in any country of the world on patent applications filed prior to the Closing Date with respect to which AT&T:

                           (a) prior to the Closing Date has ownership or
control, and

                           (b) as of the Closing Date otherwise has the right to
grant any licenses of the type herein granted by AT&T.

                  Notwithstanding the foregoing, "AT&T's Patents" do not include
(a) any patents or patent applications first filed prior to February 1, 1996 which patents or patent applications are (i) owned or controlled by AT&T Wireless Services, Inc. ("AWS") or any of its Subsidiaries, and (ii) relate to the business of wireless telecommunications services; or (b) any patents or patent applications first filed on or after February 1, 1996 but before the Closing Date and covering inventions made by employees of AWS or by third parties other than AT&T or any of its Subsidiaries, which patents and applications (i) are owned or controlled by AWS or any of its Subsidiaries, and (ii) which relate to the business of wireless telecommunications services.

                  1.2 "Inherent Use" shall mean a use that would be completely performed by a product and/or service as furnished by PARADYNE and/or CAPCo, without the need for any additional product, service, development, modification or programming by a customer of PARADYNE and/or CAPCo, or by a third party.

                  1.3 "PARADYNE/CAPCo Products" shall mean the products and/or services of PARADYNE and of CAPCo in development by PARADYNE and/or CAPCo as of the Closing Date and sold prior to one (1) year from the Closing Date and products and/or services listed in Appendix 4, which must be sold prior to three
(3) years from the Closing Date.

                  1.4 "Patent" shall mean all the patents listed in Appendix 5 hereto, including all divisionals, continuations, re-examinations, renewals, provisionals, continuations-in-part, re-issues, and foreign equivalents thereof in existence as of the Closing Date and any other patents used by PARADYNE and/or CAPCo as of the Closing Date, and identified in writing by PARADYNE and/or CAPCo, and agreed to in writing by AT&T, within thirty (30) days after the Closing Date. PARADYNE and CAPCo agree that they will make reasonably diligent efforts to ascertain which patents of AT&T read on the PARADYNE/CAPCo Products, and PARADYNE, CAPCo and AT&T will during the foregoing thirty (30) day period, in mutual good faith, include only such patents in Appendix 5.

                  1.5 "Subsidiary" shall mean a corporation or other legal entity: (i) the majority of whose shares or other securities entitled to vote for election of directors (or other managing authority) is now or hereafter owned or controlled by such company either directly or indirectly; or (ii) which does not have outstanding publicly traded shares or securities but the majority of whose ownership interest representing the right to manage such corporation or other legal entity is now or hereafter owned or controlled by such company either directly or indirectly; but any such corporation or the other legal entity shall be deemed to be a Subsidiary of such company only as long as such ownership or control exists.

                  1.6 "Telecommunication Services" means the operation of a communications network to provide communication services to customers, including the processing of information to the extent needed to transfer information between locations. The term "Telecommunications Services" includes online and Internet services, and wireless service, whether fixed or mobile. The provision by PARADYNE and/or CAPCo of goods or services to entities which are themselves providers of Telecommunication Services shall not be deemed to constitute the provision of Telecommunication Services by PARADYNE and/or CAPCo.

                                    ARTICLE 2

                               Grants of Licenses

                  2.1      Grant.

                  AT&T hereby grants to PARADYNE and CAPCo under AT&T's Patents non-exclusive, non-transferable (except as otherwise provided in Section 5.2), irrevocable, world-wide licenses for PARADYNE/CAPCo Products. No license is granted for the provision of Telecommunication Services.

                  2.2      Duration.

                           (a) All licenses granted herein under any Patent
shall continue for the entire unexpired term of such Patent. Notwithstanding the foregoing, and notwithstanding Section 5.2 hereof, in the event that PARADYNE and/or CAPCo, and/or the part(s) of their respective businesses, including their Subsidiaries to whom sublicenses of AT&T's Patents have been granted, are sold to any of the companies listed in Section 2.2(b), the licenses and/or sublicenses extended to them under AT&T's Patents pursuant to this Agreement shall immediately terminate. PARADYNE and/or CAPCo, as the case may be, will promptly notify AT&T in writing of any such sale.

                           (b) MCI, Sprint, Microsoft Corporation, Excel and/or
any of the Regional Bell Operating Companies ("RBOCs").

                  2.3      Scope.

                           (a) The licenses granted herein are licensed to (i)
make, have made, use, lease, sell, offer to sell and import PARADYNE/CAPCo Products; (ii) make, have made, use and import machines, tools, materials and other instrumentalities, insofar as such machines, tools, materials and other instrumentalities are involved in or incidental to the development, manufacture, testing or repair of PARADYNE/CAPCo Products which are or have been made, used, leased, owned, sold, offered for sale or imported by PARADYNE and/or CAPCo; and
(iii) convey to any customer of PARADYNE and/or CAPCo with respect to any PARADYNE/CAPCo Product which is sold or leased by PARADYNE and/or CAPCo to such customer, rights to use and resell such PARADYNE/CAPCo Product as sold or leased by PARADYNE and/or CAPCo (whether or not as part of a larger combination); provided, however, that no rights may be conveyed to customers with respect to any invention which is directed to (1) a combination of such PARADYNE/CAPCo Product (as sold or leased) with any other product, (2) a method or process which is other than the Inherent Use of such Product itself (as sold or leased), or (3) a method or process involving the use of a PARADYNE/CAPCo Product to manufacture (including associated testing) any other product.

                           (b) Licenses granted herein are not be construed
either (i) as consent by AT&T to any act which may be performed by PARADYNE and/or CAPCo except to the extent covered by AT&T's Patents licensed herein to PARADYNE and/or CAPCo, or (ii) to include licenses to conributorily infringe or induce infringement under U.S. law or a foreign equivalent thereof; provided, however, that any products licensed under this Agreement may be used by the end user thereof for its intended purpose.

                           (c) The grant of each license hereunder includes the
right of PARADYNE and/or CAPCo to grant sublicenses within the scope of such license to PARADYNE's and/or CAPCo's Subsidiaries for so long as they remain their respective Subsidiaries, and thereafter as provided in Section 5.2 ("Nonassignability"). Any such sublicense may be made effective retroactively, but not prior to the effective date hereof, nor prior to the sublicensee becoming a Subsidiary of PARADYNE and/or CAPCo.

                                    ARTICLE 3

                                   Trademarks

                  3.1 AT&T owns all right, title and interest in and to the trademarks and common law marks set forth on Appendix 1 attached hereto ("Assigned Marks"). AT&T hereby assigns pursuant to the Trademark Assignment Agreement attached hereto as Appendix 2 all of its worldwide rights, title and interest in and to the Assigned Marks to PARADYNE, including the goodwill of the business represented by the Assigned Marks, any AT&T registrations of Assigned Marks, any AT&T applications of Assigned Marks, and any AT&T common law rights in the Assigned Marks.

                  3.2 PARADYNE and CAPCo shall not use after the Closing Date
(1) the mark AT&T as a tradename or as part of a corporate name, (2) the trademark AT&T and/or the AT&T Globe design, nor will PARADYNE or CAPCo use any derivations or combination marks containing the elements AT&T and/or the AT&T Globe design. However, PARADYNE and/or CAPCo is allowed to use up for a period not exceeding one year after the Closing Date (1) all of PARADYNE's inventory of products existing as of the Closing Date which bears the trademark AT&T and/or AT&T Globe design, and (2) all printed matter other than letterheads, business cards, etc. now used, bearing the trademark AT&T and/or AT&T Globe design.

                  3.3 AT&T shall not use after the Closing Date (1) the mark PARADYNE as a tradename or as part of a corporate name; (2) the trademark PARADYNE and/or the PARADYNE logo design, nor will AT&T use any derivations or combination marks containing the elements PARADYNE and/or the PARADYNE logo design; or (3) any of the Assigned Marks; provided, however, that AT&T acknowledge and agrees that PARADYNE may use and register VOICESPAN for the PARADYNE VOICESPAN GOODS as defined below and PARADYNE and CAPCo acknowledges and agree that AT&T may use and register VOICESPAN for the AT&T VOICESPAN GOODS as defined below. In no event will PARADYNE or CAPCo use VOICESPAN in connection with the AT&T VOICESPAN GOODS and in no event will AT&T use VOICESPAN in connection with the PARADYNE VOICESPAN GOODS. The parties agree to grant each other consents to use and register VOICESPAN for their respective PARADYNE VOICESPAN GOODS and AT&T VOICESPAN GOODS.

                  PARADYNE VOICESPAN GOODS shall mean electronic products, namely a microchip which allows the simultaneous transmission of voice and data over analog communications lines, computer software to operate telecommunications modems and to allow for simultaneous transmission of voice and data over a telecommunications network, telecommunications modems and microprocessors, and computer software for telecommunications purposes.

                  AT&T VOICESPAN GOODS shall mean satellite-related products and software and satellite telecommunications services.

                  3.4 With respect to the registered marks described in Appendix 6 hereto, AT&T agrees that it will withdraw any and all of registrations of such marks promptly upon prior written instruction by PARADYNE and/or CAPCo.

                                    ARTICLE 4

                                   Termination

                  4.1      Breach.

                  In the event of a material breach of this Agreement by any party hereto, the other parties shall have all rights available to them under law, including the right to terminate this Agreement upon the delivery of written notice to the breaching party, such breach having remained uncured for a period of thirty (30) days from the date of receipt of such notice; provided, however, that such termination shall not affect in any way any rights or licenses granted by any party hereto prior to such breach.

                  4.2      Voluntary Termination.

                  By written notice to AT&T, PARADYNE and/or CAPCo may voluntarily terminate all or a specified portion of the licenses and rights granted to them hereunder. Such notice shall specify the effective date (not more than six (6) months prior to the giving of said notice) of such termination and shall clearly specify any affected Patent, invention or product; provided, however, that such termination shall not affect in any way any rights or licenses already granted by any party hereto.

                                    ARTICLE 5

                            Miscellaneous Provisions

                  5.1      Disclaimer.

                  OTHER THAN AS EXPRESSLY SET FORTH IN THIS AGREEMENT, WITH RESPECT TO THE SUBJECT MATTER HEREOF, NEITHER AT&T NOR ANY OF ITS SUBSIDIARIES MAKE ANY REPRESENTATIONS, EXTEND ANY WARRANTIES OF ANY KIND, ASSUME ANY RESPONSIBILITY OR OBLIGATIONS WHATSOEVER, OR CONFER ANY RIGHT BY IMPLICATION, ESTOPPEL OR OTHERWISE, OTHER THAN THE LICENSES AND RIGHTS HEREIN EXPRESSLY GRANTED.

                  5.2      Nonassignability.

                           (a) Except as otherwise expressly provided herein, no
party hereto may assign this Agreement or any part thereof, transfer licenses or rights or grant any sublicenses hereunder, to anyone other than a Subsidiary of such party without the prior, written consent of the other party. However, if PARADYNE and/or CAPCo sells part or all of their respective businesses, including without limitation Subsidiaries (the "Sold Entity"), and if PARADYNE and/or CAPCo have granted sublicenses thereto prior to such sale, then such sublicenses shall survive such sale.

                           (b) Any purported assignment or transfer of this
Agreement or licenses or rights hereunder by any party hereto without the prior, written consent of all other parties shall be void (without affecting any other licenses or rights hereunder).

                  5.3      Addresses.

                  Any notice or other communication hereunder shall be sufficiently given to PARADYNE when sent by certified mail, return receipt requested, addressed to: AT&T Paradyne Corporation, 8545 126th Avenue North,
Attention: General Counsel, Largo, FL 34649-2826, or to CAPCo when sent by certified mail, return receipt requested, addressed to: CAP Acquisition Corp., 201 Main Street, Suite 2420, Attention: Richard A. Ekleberry, Esq., Forth Worth, TX 76102, or to AT&T when sent by certified mail, return receipt requested, addressed to: AT&T Corp., 10 Independence Blvd., Warren, NJ 07059.

                  5.4      Validity.

                  Should any provision hereof be ineffective or infeasible the validity of the Agreement shall not be affected in other respects. The parties shall cooperate to replace the ineffective or infeasible provision by coming as close as possible in the economic result of the ineffective or infeasible provision.

                  5.5      Taxes.

                  PARADYNE and/or CAPCo shall pay any tax, duty, levy, customs fee, or similar charge ("taxes"), including interest and penalties thereon, however designated, imposed as a result of the operation or existence of this Agreement, including taxes which PARADYNE and/or CAPCo is required to withhold or deduct from payments to AT&T, except (i) net income taxes imposed upon AT&T by any governmental entity within the United States (the fifty (50) states and the District of Columbia), and (ii) net income taxes imposed upon AT&T by jurisdictions outside the United States.

                  5.6      Choice of Law.

                  The parties are familiar with the principles of New York commercial law, and desire and agree that the law of New York shall apply in any dispute arising with respect to this Agreement.

                  5.7      Integration.

                  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges all prior discussions between them. Neither of the parties shall be bound by any warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or in a writing signed with or subsequent to execution hereof by an authorized representative of the party to be bound thereby.

                  5.8      Dispute Resolution.

                           (a) All contractual disputes, controversies and
differences between the parties relating to any breach of this Agreement, shall be settled exclusively by binding arbitration pursuant to the Commercial Arbitration Rules of the American Arbitration Association, upon thirty (30) days' written notice of the demand therefor served by one party hereto upon the other party. Judgment upon the award rendered may be entered in any court having proper jurisdiction. The arbitrators shall be instructed, in connection with the issuance of their award, to prepare a written finding of facts and law concerning the award. If any arbitration or other proceeding is commenced pursuant to this Section 5.8, the prevailing party shall be entitled to recover from the other party all reasonable attorneys' fees, costs and other disbursements actually incurred by it in connection with such arbitration or other proceeding and in enforcing any award, order or judgment thereby obtained. If AT&T is the party serving such notice, the arbitration shall be held in New York, New York, in which case this Agreement shall be interpreted in accordance with the laws of the State of New York, without reference to its principles of conflicts of laws. If either PARADYNE or CAPCo is the party serving such notice, the arbitration shall be held in Tampa, Florida, in which case this Agreement shall be interpreted in accordance with the laws of the State of Florida, also without reference to its principles of conflicts of laws.

                           (b) The requirement for arbitration shall not be
deemed a waiver of any right of termination under this Agreement and the arbitrators shall not be empowered to act or make any award other than based solely on the rights and obligations of the parties prior to any such termination.

                           (c) The arbitrators shall not limit, expand or
otherwise modify the terms of this Agreement.

                           (d) This Agreement shall be interpreted in accordance
with the laws of the State of New York, without reference to its principles of conflicts of law, unless otherwise dictated by invocation by one party of its rights under Section 5.8(a), above.

                           (e) Discovery shall be held in accordance with the
provisions of the Federal Rules of Civil Procedure of the taking of depositions.

                           (f) This Article 5.8 shall survive any termination of
this Agreement or rights granted hereunder.

                           (a)

                  IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in duplicate originals by its duly authorized representatives on the respective dates entered below.



AT&T Corp.                                 AT&T Paradyne Corporation



By:     /s/ Wendy W. Koba                  By:    /s/ William F. Osl, Jr.
   ----------------------------------         ---------------------------------

Print Name:    Wendy W. Koba               Print Name:    William F. Osl. Jr.
   ----------------------------------         ---------------------------------

Title:    General Attorney - IP Law        Title:    Authorized Agent
   ----------------------------------         ---------------------------------

Date:  7/31/96                             Date:  7/31/96


CAP Acquisition Corp.



By:     /s/ David M. Stanton
   ----------------------------------

Print Name:    David M. Stanton
           --------------------------

Title:    President
      -------------------------------

Date:  7/31/

                        LIST OF APPENDICES TO EXHIBIT FF




APPENDIX 1      -      ASSIGNED MARKS



APPENDIX 2      -      TRADEMARK ASSIGNMENT AGREEMENT (AT&T CORP. TO AT&T PARADYNE CORPORATION)



APPENDIX 3      -      SUMMARY OF SETTLEMENT AGREEMENT RELATING TO "KEEP IN TOUCH" TRADEMARKS



APPENDIX 4      -      PARADYNE/CAPCO PRODUCTS



APPENDIX 5      -      AT&T'S PATENTS LICENSED TO AT&T PARADYNE CORPORATION



APPENDIX 6      -      AT&T REGISTRATIONS DISCUSSED IN SECTION 3.4 OF EXHIBIT FF

                            APPENDIX 1 TO EXHIBIT FF

                                 ASSIGNED MARKS



ACCULINK

ANALYSIS

CHANNELVIEW

CHANNELWATCH

COMSPHERE

DATAPHONE

DATAPORT

DCX

ETC

GLOBESPAN

INFO-LOCK

KEEP IN TOUCH CARD

KEEPINTOUCH CARD

KIT

PARADYNE

PARADYNE DCX

SHARED EXPECTATIONS

SOFTCALL

VOICESPAN

VOICESPAN AND DESIGN

                                   APPENDIX 1

                            APPENDIX 2 TO EXHIBIT FF

                         TRADEMARK ASSIGNMENT AGREEMENT
                    (AT&T CORP. TO AT&T PARADYNE CORPORATION)



                  This Trademark Assignment Agreement, effective as of the Closing Date, is made between AT&T CORP., a New York corporation duly organized and existing under the laws of the State of New York, whose registered office is at 32 Avenue of the Americas, New York, New York 10013-2412, United States of America (hereinafter referred to as the "Assignor") and AT&T PARADYNE CORPORATION, a Delaware corporation, having an office at 8545 126th Avenue North, P.O. Box 2826, Largo, Florida 34649-2826 (hereinafter referred to as the "Assignee").

                  WHEREAS, the Assignor has adopted, used, registered or applied to register in certain countries throughout the world certain trademarks and service marks set forth in Appendix 1 annexed hereto, including without limitation, the registrations and applications and common law marks set out in Appendix 1 (hereinafter referred to as the "Assigned Marks"); and

                  WHEREAS, the Assignor wishes to transfer and assign to the Assignee, and the Assignee wishes to acquire from the Assignor, all of the Assignor's rights, title and interest in and to the Assigned Marks and all of the goodwill associated therewith, as well as all registrations and applications and other rights, including common law rights, the Assignor may have throughout the world with respect to such Assigned Marks.

                  NOW, THEREFORE, the Assignor and the Assignee agree as follows:


                                    Section 1

                  Effective the Closing Date, and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Assignor does hereby assign to the Assignee all proprietary rights and applications for proprietary rights, title and interest in and to the Assigned Marks, including without limitation, the registrations and applications and common law marks set forth in Appendix 1, any common law rights in the Assigned Marks, the goodwill of the business relating to the Assigned Marks, and the right to sue for past infringement of the Assigned Marks.

                  The Assignee does hereby accept this assignment.


                                    Section 2

                  This Assignor will promptly transfer to or provide to the Assignee copies of all files relating to the use, registration of, and applications for registration of, the Assigned Marks.

                                    Section 3

(A) This agreement in the form of a notarial deed is intended in original and in certified copy to be lodged with the competent domestic and foreign institutions, more particularly administrative agencies and courts, together with an application for assignment of the corresponding proprietary rights and applications for proprietary rights.

(B) Should the lodging of this deed be insufficient for the assignment of the proprietary rights and applications for proprietary rights, both parties hereto shall immediately attend to the necessary formalities and will execute all reasonable documents necessary to effect transfer of the Assigned Marks.

(C) The Assignee shall bear the costs arising out of or in connection with the implementation of the assignment contained herein.

(D) Amendments hereto and amplifications hereof shall be in writing.



Assignor                                Assignee

Given at Basking Ridge                  Accepted at New York,
New Jersey, USA                         New York, USA
on July 31, 1996                        On July 31, 1996
AT&T CORP.                              AT&T PARADYNE CORPORATION



By:                                     By:
   ------------------------------          ------------------------------------
Name:  Michele Farber, Esq.             Name:  William F. Osl, Jr.
Trademark and Copyright Attorney        Title:  Authorized Agent
Authorized Signatory                    Authorized Signatory

                             NOTARIAL CERTIFICATIONS



                  I, a Notary Public, certify that on July 31, 1996, before me personally appeared Michele A. Farber, to me known to be an authorized signatory of AT&T CORP. and that she executed the foregoing Trademark Assignment Agreement.

I attest:
Signed in:        Basking Ridge, NJ USA
Dated:            July 31, 1996

Notary Public "Official Seal"



Signature of Notary Public



                  I, a Notary Public, certify that on July 31, 1995, before me personally appeared William F. Osl, to me known to be an Authorized Signatory of AT&T PARADYNE, and that he executed the foregoing Trademark Assignment Agreement.

I attest:
Signed in:        New York, NYC
Dated:            July 31, 1996

Notary Public "Official Seal"



Signature of Notary Public

                                   APPENDIX 1

                        TO TRADEMARK ASSIGNMENT AGREEMENT
                                 ASSIGNED MARKS



ACCULINK

ANALYSIS

CHANNELVIEW

CHANNELWATCH

COMSPHERE

DATAPHONE

DATAPORT

DCX

ETC

GLOBESPAN

INFO-LOCK

KEEP IN TOUCH CARD

KEEPINTOUCH CARD

KIT

PARADYNE

PARADYNE DCX

SHARED EXPECTATIONS

SOFTCALL

VOICESPAN

VOICESPAN AND DESIGN

                                   APPENDIX 1

                            APPENDIX 3 TO EXHIBIT FF

                         SUMMARY OF SETTLEMENT AGREEMENT
                     RELATING TO "KEEP IN TOUCH" TRADEMARKS



                  The following is a partial summary of a Settlement Agreement dated April 17, 1995 between AT&T Corp. and Gnossos Software, Inc., a Delaware corporation having offices at 162 SK Street, Suite 410, Washington, D.C. 2006-1604, effecting AT&T's (and its successor's) use of certain trademarks identified below. Whenever the term "Paradyne" is used, it shall also be meant to include Paradyne's successor or assignee:

                  1. Paradyne may use the mark "KIT" without restriction.

                  2. So long as Gnossos has not abandoned use of "KEEP IN TOUCH" for computer software, Paradyne shall use "KeepInTouch" only as part of a compound mark, such as "KeepInTouch Card", "KeepInTouch Express", "Paradyne KeepInTouch", "KeepInTouch Cellular Modem" and "KeepInTouch 2000" (the "Agreed Marks"). For the purposes of the Settlement Agreement, any such Agreed Mark used by Paradyne shall be comprised of the "KeepInTouch" element plus at least one other alphabetical and/or numeric element depicted in the same type face and size as the "KeepInTouch" element, so as to create a unitary commercial impression. If the other element in the compound mark is comprised of word(s) or letters of the alphabet, that other element is to be depicted with at least initial capitalization. Thus, "KeepInTouch Card" or "KeepInTouch Cellular Modem" would be Agreed Marks, while "KeepInTouch card" or "KeepInTouch cellular modem" would not. Moreover, while "KeepInTouch 2000" is acceptable, the use of a number that merely connotes a version number (e.g., "KeepInTouch 5.1") would not be an acceptable compound mark. Paradyne may register acceptable compound Agreed Marks, as defined herein. However, Paradyne shall not use or register the marks "KeepInTouch" by itself or "KEEP IN TOUCH" by itself, and shall not use or TM symbols, or a trademark legend to indicate rights in "KeepInTouch" by itself. These restrictions apply to use on the products, packaging, advertising and promotional material.

                  3. So long as Gnossos has not abandoned use of "KEEP IN TOUCH" for computer software, Paradyne shall use the Agreed Marks in proximity to any Paradyne mark, or any successor thereof then functioning as Paradyne's house mark, or the house mark of any assignee or successor to Paradyne.

                  4. So long as Gnossos has not abandoned use of "KEEP IN TOUCH" for computer software, Paradyne shall limit its use of the Agreed Marks to modems and software used for operating such modems, including software sold for the purpose of upgrading the functionality of modems ("Related Software"). Specifically excluded from the definition of Related Software is communications applications software, such as faxing software and e-mail software. Such exclusion, however, shall not apply to any software that is used to allow a modem to operate to send and receive facsimile, data, information, voice, video and electronic mail transmissions when such software is sold as a unit with or as an upgrade to modems sold under the Agreed Marks. A "modem" shall mean any machine, device, or computer software, now known or later developed, which converts digital signals to analog signals and analog signals to digital signals for transmission of facsimile, data, information, voice, video or electronic mail over a telecommunications network. For purposes of this definition analog signals include any signal which becomes analog at any point in the transmission.

                            APPENDIX 4 TO EXHIBIT FF
                                PARADYNE PRODUCTS



-        All products offered commercially at any time prior to Closing Date

-        GENESIS AND GENEVA FAMILY (3800/3900)
         -        Triple Modem nest for the 3000 Carrier
         -        Synchronous data compression
         -        Integrated Diagnostics
         -        Mocha

-        DEVER FAMILY - SUBRATE DIGITAL LEASED LINE (3600/3500)
         -        ISDN DBM
         -        V.34 DBM
         -        Extended Range
         -        Autorate
         -        Cross Pair Detection
         -        Integrated Diagnostics
         -        Multiplexor Options
         -        Paddle Cards
         -        64k/128k NTU's

-        SPINNAKER FAMILY - T1/E1/HDSL CSU & DSU (31XX,33XX)
         -        ASCII Interface Redesign
         -        TCP & Telnet
         -        Device Specific SNMP MIBs
         -        Voice Compression
         -        International Power
         -        Integrated Diagnostics
         -        Optical Interface

-        CARRIBEAN SUBRATE FAMILY - DDS FRAME RELAY
         -        Aruba - DDS Frame Relay
                  -        Frame Relay Aware/Frame Relay Aggregation
                  -        Synchronous Data Compression
                  -        BRI DBM
                  -        FTP Down Line Loan
                  -        14 Slot Nest
                  -        FRAD
                  -        PCMCIA Management Interfaces
                  -        Cost Reduction (Antigua)

         -        Curacao - DDS Frame Relay Edge Router

                  -        Single Card Router with 1-port Native Ethernet DTE
                  -        Supports above Aruba Functionality

-        CARRIBEAN NxDSO FAMILY - T1/E1
         -        Barbados - T1/FT1 Low End Multiplexor & DSU
                  -        SNMP, Telnet, TCP
                  -        PRI
                  -        5 Slot Carrier
                  -        2 Slot Stand Alone Package
                  -        14 Slot Nest
                  -        Single T1 Leased Line NAM with DSX, with 2 ports
                  -        Dual T1 Leased Line NAM without DSX, no ports
                  -        Dual DSX APM without ports
                  -        PCMCIA Management (via Ethernet or Token Ring LAN,
                             V.34)
                  -        8-port FXS, FSO, or E&M Voice APM
                  -        Voice Compression APM
                  -        4-port Synchronous Data APM
                  -        Synchronous Data Compression APM
                  -        6-port OCU APM
                  -        5-port SRU APM
                  -        6-port Management Interface APM
                  -        6-port BRI APM
                  -        8-port V.34 Modem Pool APM

         -        Martinique - E1/FE1 Low End Multiplexor & DSU
                  -        Dual E1 Leased Line NAM with ports
                  -        Dual E1 Leased Line NAM without ports
                  -        Support for above Barbados configurations and options

         -        Trinidad - T1/FT1 Frame Relay DSU
                  -        SNMP, Telnet, TCP
                  -        2 Slot Stand Alone Package
                  -        14 Slot Nest
                  -        T1 Frame Relay NAM with DSX, with 2 ports
                  -        BRI DBM
                  -        Frame Relay Aware, Frame Relay Aggregation with
                             Compression APM
                  -        FRAD APM

-        HEARTLAN FAMILY - LOW END/LOW COST SUBRATE AND T1
         -        Beagle-Subrate Leased Line DSU
                  -        DDS NI with 1 port
                  -        SNMP, Telnet, TCP
                  -        Ethernet Management Interface

         -       Greyhound - T1/F1 Leased Line DSU
                  -        T1/FT1 NI without DSX, with 1 port
                  -        T1/FT1 NI with DSX, with 1 port
                  -        T1/FT1 NI with DSX, with 2 ports
                  -        T1/FT1 NI with DSX, without ports (CSU)
                  -        SNMP, Telnet, TCP
                  -        With or without Ethernet Management Interface

         -        Poodle - V.11 NTU
                  -        64k V.11 NI with 1 port DTE
                  -        64k V.11 NI with 5 port DTE, with X.50

-        SYSTEM PRODUCTS
         -        ADSL/SDSL/HDSL/VDSL/RADSL PC Cards, Workstation Interface
                    Cards, and Stand Alone "Modems"
         -        Open Access Gateway (Multiplexor)
                  -        Central Site Concentrators for ADSL/SDSL/VDSL/RADSL
                             Lines
                  -        xDSL with packet or cell protocols
                  -        TDM extensions
                  -        Modem Pool extensions for analog, mu-law, ISDN
                  -        Service Translation for broadband, video transmission
         -        Acculink Access Controller (AAC) Cards
                  -        (DACS)
                  -        Modem Pool
         -        TDM Access Multiplexor

-        HAWK - REMOTE ACCESS AND TELECOMMUTING SERVER
         -        V.34, V.34Q and ISDN BRI Remote Access Port Concentrators
         -        T1 PRI Network Interface
         -        Windows NT
         -        Novell
         -        Temporary Office Extensions
         -        Remote Office Extensions
         -        High Card Density (16 ports OCD)
         -        Very High Card Density (30 ports  OCD)
         -        Mocha
         -        E1 Interface

-        WIRELESS SYSTEMS
         -        ETC2 for Wireless Data Gateway, Hawk and Open Access Gateway
         -        CDPD and PCS protocols (TDMA, CDMA, GSM)

-        SOFTWARE PRODUCTS
         -        Network Management System Applications for all Present
                    Paradyne Products and Other Products Listed Herein
         -        Element Management Applications for all Present Paradyne
                    Products and Other Products Listed Herein.
         -        Extended Leased Line Network Management Applications on HP
                    Openview and IBM SystemView
         -        Performance Management Applications for all Present Paradyne
                    Products and Other Products Listed Herein, on HP Openview
                      and IBM SystemView
         - Service Management Applications for all Present Paradyne Products and Other Products Listed Herein, on HP Openview and IBM SystemView
         -        TL-1 Interface for HP Openview and IBM SystemView
         -        CMIP/NMP Wrappers for HP Openview and IBM SystemView

- The following products are to be assessed in January, 1997. The commercial development status of each product will be determined and such product will be added to this Appendix C if the product is either
         -        (I) at the time of assessment under development for a
                    scheduled commercial release, or
         -        (II) firmly committed for development to begin no later than
                    March 31, 1997 for a scheduled commercial release; in this case, the product is added to this Appendix C only to the extent that such development does begin before March 31
         -        The products to be assessed are
                  -        The following modules for CARIBBEAN NxDSO
                           -        ATM NAM
                           -        Encryption APM
                           -        Security APM
                  -        Cayman - FT3 ATM DSU
                  -        ATM Access Multiplexor
                  -        The following modules for Open Access Gateway
                           -        PDTS Splitting
                           -        Encryption
                           -        Security

                                   APPENDIX 5

         AT&T CORPORATION PATENTS LICENSED TO AT&T PARADYNE CORPORATION

PATENT          DATE
 NO.           ISSUED                 TITLE                                          AREA OF APPLICATION
 ---           ------                 -----                                          -------------------
4348554        9/7/92        Method of providing virtual private                         Modem, DSU, Mux
                             network telephone service
4383332        5/10/83       High capacity digital mobile radio                       Wireless Data Gateway
                             system
4472832        9/18/84       Digital speech coder                                     Modem, Access Server
4578531        3/25/86       Encryption system key distribution                  Modem, DSU, Mux, Access Server
                             method and apparatus
4586186        4/29/86       Maintenance response signaling                            Mux, Access, Server
                             arrangement for digital transmission
                             system
4611094        9/9/86        Method for customer definable telephony                  Modem, Access Server
                             capability
4616359        10/07/86      Adaptive preferential flow control for                  Mux, DSU, Access Server
                             packet switching system
4633464        12/30/86      Control signaling management for                        DSU, Mux, Access Server
                             digital transmission system
4700339        10/13/87      Wavelength division multiplexed silicon                        DSU, Mux
                             optical fiber telecommunication system
4756020        7/6/88        Method and apparatus for disallowing the                     Access Server
                             extension of a call through a network
4827600        6/2/89        Automatic speech recognition to select                       Access Server
                             among call destinations
4899373        2/6/90        Method and apparatus for providing                           Access Server
                             personalized telephone subscriber
                             features at remote locations
4814655        4/3/90        Multiplexing arrangement for digital                           DSU, Mux
                             transmission system
4922348        4/10/90       Facsimile service                                        Modem, Access Server
4932042        6/6/90        Spontaneous voice and data managing                       Mux, Access Server
4959849        7/31/89       End-to-end network surveillance                         Mux, DSU, Access Server
5033079        7/16/91       Establishment of facsimile calls                         Modem, Access Server
5063659        11/5/91       Optimized Wavelength Division                                  DSU, Mux
                             Multiplexed Lightwave Communication
                             System

5086460        2/4/92        Communications system ingress and egress                  Mux, Access Server
                             arrangement
5164983        11/17/92      Telemarketing complex performance                            Access Server
                             management system
5181238        1/19/93       Authenticated communications access                          Access Server
                             service
5182744        1/26/93       Telecommunications Network Restoration                      Mux, DSU, Modem
                             Architecture
5195132        3/16/93       Telephone network speech signal                          Modem, Access Server
                             enhancement
5222125        5/22/93       A system for providing personalized                          Access Server
                             telephone calling features
5243645        9/7/93        Automatic System for Forwarding of call                      Access Server
5270919        12/14/93      Network planning tool                                     Mux, Access Server
5276444        1/4/94        Centralized security control system                       Mux, Access Server
5278889        1/11/94       Video Telephony dialing                                  Modem, Access Server
5283624        2/1/94        Calling Line identification                                  Access Server
5287199        2/16/94       Facsimile message processing and                             Access Server
                             routing system
5291551        2/1/94        Home agent telecommunication technique                       Access Server
6311572        5/10/94       Cooperative databases call processing                        Access Server
                             system
5325421        6/28/94       Voice directed communications system                     Modem, Access Server
                             platform
5329308        7/12/94       Bidirectional video telephony between                     Mux, Access Server
                             cable television and switched telephone
                             systems
5329581        7/12/94       Target area calling system                                   Access Server
5333195        7/26/94       Telephone network speech signal                          Modem, Access Server
                             enhancement
5333308        7/26/94       Method and apparatus for operating a                Modem, DSU, Mux, Access Server
                             communication network monitor
                             arrangement
5335224        8/2/94        Service guarantee/congestion control at                   Mux, Access Server
                             high-speed networks
5353396        10/4/94       Voice directed communication system                      Modem, Access Server
                             architecture
5353339        10/4/94       Simplified Uniform Network Provisioning             Modem, DSU, Mux, Access Server
                             and Restoration
5369695        11/29/94      Method of redirecting a telephone call                       Access Server
                             to an alternate destination (ADCR)
5375124        12/20/94      Method and apparatus for providing ISDN                   Mux, Access Server
                             access
5384831        1/24/95       A system for providing personalized                          Access Server
                             telephone call features
5386467        1/31/95       Intelligent Network Communication System                  Mux, Access Server
5392345        2/21/95       Work at home ACD agent network                               Access Server


5409526        4/18/95       Conference Calling System                                 Mux, Access Server
5410538        4/25/95       Method and apparatus for transmitting                         Modem, DSL
                             signals in a multi-tone code
5420851        5/30/96       Method of Multiple Access                                Modem, Access Server
5420917        5/30/95       Automated Recovery of telecommunication             DSU, Modem, Mux, Access Server
                             network elements
5428608        6/27/95       Call connection technique                                Modem, Access Server
5434920        7/18/95       Secure telecommunications                           DSU, Modem, Mux, Access Server
5442625        8/15/95       Code division multiple access system                 Modem, Wireless Data Gateway
                             providing variable data rate access to
                             a user
5448632        9/5/95        Call monitoring system for intelligent                       Access Server
                             call processing
5450123        9/12/95       A method to enhance voice communications                 Modem, Access Server
                             using encoded one-way video signals
                             under bi-directional user or network
                             control for transmitting stored or
                             real-time video or image
                             information
5450479        9/12/95       Method and apparatus for facilitating                    Modem, Access Server
                             the making of card calls
5463677        10/31/95      Method and apparatus for facilitating                    Modem, Access Server
                             the making of collect calls
5463683        10/31/95      Blocked call notification system                         Modem, Access Server
5463685        10/31/95      Network based outbound call management                    Mux, Access Server
5473468        12/5/95       Soliton data transmission using                                DSU, Mux
                             non-soliton transmitter
5473671        12/5/95       Selective Screening of Incoming Calls                    Wireless Data Gateway
                             for Cellular
5473677        12/5/95       Telecommunications network architecture             Modem, DSU, Mux, Access Server
                             and system
5473679        12/5/95       A signaling system for broadbased                              Mux, DSL
                             communications networks
5473681        12/5/95       Method for Use in completing telephone                    Mux, Access Server
                             calls
5475746        12/12/95      Method for permitting subscriber to                          Access Server
                             change call features in real-time
5481603        1/2/96        Intelligent call processing based upon                   Modem, Access Server
                             complete identification of calling station
5485515        1/16/96       Background noise compensation in a                       Modem, Access Server
                             telephone network
5487171        1/23/96       Telecommunications system sequences                      Modem, Access Server
                             calling
5488569        1/30/96       Application-oriented telecommunication                       Access Server
                             system interface

5491576        2/13/96       Dual-wavelength data transmitter for                           DSU, Mux
                             reducing fading in an optical
                             transmission system
5509055        4/16/96       Inbound telecommunications services                       Mux, Access Server
                             resources management system
5509060        4/16/96       Network accessible intelligent                           Modem, Access Server
                             telephone services
5513254        4/30/96       Method and apparatus for processing                      Modem, Access Server
                             facsimile transmissions
5515425        5/7/96        Telecommunications system with active                        Access Server
                             databases
5521966        5/26/96       Method & system for mediating                            Modem, Access Server
                             transactions that use portable smart
                             cards
5521969        5/28/96       Telephone caller identity delivery                       Modem, Access Server
                             system and method with enhanced caller
                             privacy

                            APPENDIX 6 TO EXHIBIT FF